EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Vision Industries Corp. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Vision Industries Corp. for the six months ended June 30, 2012.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Vision Industries Corp. as of June 30, 2012.

This Certification is executed as of December 19, 2012.

VISION INDUSTRIES CORP.

By:	/s/Martin Schuermann
Martin Schuermann Secretary, Treasurer, and Chief Executive Officer (Principal Executive Officer)

By:	/s/David Moreno
David Moreno Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Vision Industries Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.